[LOGO]




                              Third Quarter Report
                       For the Period Ended July 31, 1996

                              Chairman's Letter
                              -----------------
 Dear Stockholder,

     The Irish equity market declined by 3.0% in Irish Pound terms during the quarter ended July 31, 1996. After adjusting for the weakness of the U.S. Dollar, the market loss converted into an increase of 0.9% in U.S. Dollar terms. The Irish Investment Fund, Inc.'s (the "Fund's") net asset value was unchanged at $15.31 over the same period.

     ECONOMIC ENVIRONMENT
     Irish economic growth continues to be robust, with the Central Bank of Ireland forecasting a 5.25% expansion in Gross National Product ("GNP") for 1996. Official statistics for 1995 confirmed that GNP growth in that year was 7.7%, following a rise of 7.2% in 1994. The deceleration in the current year is attributable largely to an expected slowdown in export growth from unsustainably high levels.

     A notable feature of the Irish economic statistics in the first half of 1996 has been a shift in the momentum of economic growth from the export-oriented industrial sector towards domestic demand-driven segments of the economy. Retail sales over the first five months of 1996 increased by 6.6% in nominal terms over the previous year's level. In particular, new car sales have been exceptionally buoyant, with the motor industry estimating growth of 35% in the first six months of 1996 over year-earlier levels. This strength in consumer spending is not surprising given that, according to a European Union survey, Irish consumer confidence is now at a ten-year high.

     The BSE beef crisis in the United Kingdom and the resulting fall in European beef consumption has had a negative impact on the Irish agricultural sector where cattle production accounts for 37% of gross output. As a result, it is likely that farm incomes on aggregate will decline in 1996 after four years of steady increases.

     Due to the economic buoyancy, Government tax receipts in the first seven months of 1996 rose by 12.2% year-on-year which was well ahead of the Government's budgeted increase of 6.5%. It is likely that the Government target for an Exchequer Borrowing Requirement in 1996 of 2.0% of GNP will be attained.

     Inflation remains remarkably subdued with consumer price inflation standing at 1.4% for the year to mid-May 1996, down from an average of 2.5% in 1995. While the current inflationary environment remains benign, the Central Bank of Ireland is concerned by the continued expansion of credit within the economy. This is evident particularly in the mortgage sector where loan demand increased by 14.7% in the second quarter of 1996 as compared with the same period last year. While official Irish three-month interest rates remained unchanged at 6.25% at the end of the quarter, money market interest rates increased by almost 0.5%, putting modest upward pressure on official rates.

     STOCK MARKET REVIEW
     As already mentioned, the Irish equity market declined by 3.0% over the quarter ended July 31, 1996. A comparison with major international markets is shown below:

                                  LOCAL CURRENCY             U.S. $
                                  --------------             ------
  U.S. Equities                        -2.2%                  -2.2%
  U.K. Equities                        -4.1%                  -0.5%
  Japanese Equities                    -6.1%                  -7.8%
  Irish Equities                       -3.0%                  +0.9%

     Smurfit (Jefferson) Group declined by 7.0% over the quarter as the company indicated that conditions in European paper and packaging markets had deteriorated over the first half of 1996. While investors will require a clear indication of an upturn in the global paper cycle before the company's share price can begin to outperform the Irish market, there is limited downside risk at current levels.

     The supply of new equity was a feature of the market over the quarter, with both Independent Newspapers and Green Property raising US$169 million and US$48 million, respectively, by way of rights issues. In the case of Independent Newspapers, the company is using the cash to strengthen its balance sheet, while Green Property announced an acquisition of a property portfolio in the United Kingdom. The Fund subscribed to both offerings. Irish companies were active on the acquisitions front with CRH, Clondalkin Group, Greencore, and I.W.P., International announcing sizeable purchases during the quarter. This highlights the strength of Irish company balance sheets and underpins further earnings growth for the market into 1997.

     The Fund's investments in Northern Ireland-based companies enjoyed mixed fortunes during the quarter. Powerscreen International's announcement of a 22% increase in earnings for the year to March 31 last, led to an upgrade in earnings expectations for the current fiscal year. In contrast, Northern Ireland Electricity was affected negatively by larger-than-expected electricity price reductions recommended by the electricity industry regulatory body. The company has decided to appeal the regulator's ruling.

     OUTLOOK
     Ireland's status as Europe's fastest-growing economy remains intact and, while economic growth rates are moderating from 1994/1995 levels, the medium-term outlook remains excellent. The key risks to this scenario are primarily external in nature such as sharp movements in international interest rates and currencies or slower global economic growth. While the valuation of the market has moved higher as investors have discovered the Irish growth story, the market stands on a price-to-earnings ratio of 12.1 times 1996 earnings and offers a dividend yield of 3.2%. These ratings are hardly demanding relative to international equity markets, or indeed, historic Irish market levels, and it is the current intention of the Fund to remain fully invested.

Sincerely,

/s/ Peter Hooper


Peter Hooper
Chairman of the Board
                                                           September 27, 1996

                           Investments (unaudited)
                           -----------------------
   July 31, 1996

                                             Shares           Value
   IRISH COMMON STOCKS (93.9%)

   Abbey                                       745,000       U.S. $ 2,048,312
   Allied Irish Bank                         1,917,688             10,420,970
   Anglo Irish Bank Corporation              1,405,720              1,409,553
   Barlo Group                               1,000,356                582,436
   Boxmore International                       468,000              1,952,794
   Clondalkin Group                            298,850              2,295,820
   Crean (James)                               347,625              1,040,097
   CRH                                       1,048,036              9,746,192
   FBD Holdings                                260,000                862,021
   Fyffes                                    1,635,000              2,670,730
   Green Property                            1,100,000              4,091,772
   Greencore                                   442,568              2,161,613
   Hibernian Group                             300,000              1,334,274
   Independent Newspapers                      309,999              1,453,950
   Irish Life                                  700,000              2,649,139
   I.W.P., International                       194,943              1,541,727
   Jury's Hotel Group                          991,792              3,849,663
   Kerry Group, Series A                       465,000              4,512,270
   Smurfit (Jefferson) Group                 3,355,840              8,629,573
   Unidare                                     150,000                460,931
   United Drug                                 350,000              1,783,075
   Waterford Foods, Class A                  1,644,156              2,260,231
   Waterford Wedgewood                       3,565,739              4,209,818

   TOTAL IRISH COMMON STOCKS
    (Cost U.S. $53,238,778)                                        71,966,961

   UNITED KINGDOM COMMON STOCKS (5.3%)

   Northern Ireland Electricity                400,000              2,271,030
   Powerscreen International                   230,000              1,781,670

   TOTAL UNITED KINGDOM COMMON STOCKS
    (Cost U.S. $4,198,623)                                          4,052,700

   TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY ON DEPOSIT

    (Cost U.S. $57,437,401#)                                       76,019,661

                     -----------------------------------
   July 31, 1996

                                          Face Value                Value
   FOREIGN CURRENCY ON DEPOSIT (1.0%)

   (Interest Bearing)
   British Pound Sterling               Brt Pd  53,872       U.S. $    83,798
   Irish Pound                           IR Pd 430,661                696,509
   TOTAL FOREIGN CURRENCY ON DEPOSIT
    (Cost U.S. $748,874)
                                                                      780,307
   TOTAL INVESTMENTS (100.2%)

    (Cost U.S. $58,186,275)
                                                                   76,799,968
   OTHER ASSETS AND LIABILITIES (-0.2%)

   Net Unrealized Depreciation of Forward
    Foreign Currency Contract                                        (551,968)
   Other Assets                                                      601,479
   Other Liabilities                                                 (184,307)
                                                                   ----------
                                                                     (134,796)

   NET ASSETS (100.0%)

   Applicable to 5,009,000 outstanding U.S. $.01 par
    value shares (authorized 20,000,000 shares)              U.S. $76,665,172

   NET ASSET VALUE PER SHARE

   (U.S. $76,665,172 / 5,009,000)                            U.S. $     15.31
                                                                        =====
-----------------------------------------------------------------------------
   #  Aggregate cost for Federal tax purposes.


                  SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACT

                    FORWARD FOREIGN CURRENCY CONTRACT TO SELL


                               Contract to Deliver
              -------------------------------------------------
  Expiration           Local           In Exchange     Value in    Unrealized
    Date             Currency           For U.S. $      U.S. $    Depreciation
  ----------  -----------------------  ----------    ----------  ---------------
  11/29/1996  Irish Pound  17,566,034  28,416,968    27,865,000  U.S. $(551,968)
                                                                      =========

                       THE IRISH INVESTMENT FUND, INC.

  ------------------------- DIRECTORS AND OFFICERS -------------------------

  Peter J. Hooper - Chairman of the Board
  William P. Clark - Director
  Gerald F. Colleary - Director
  Denis P. Kelleher - Director
  James M. Walton - Director
  Richard H. Rose - President and Treasurer
  Brigid O. Bieber - Secretary
  Patricia L. Bickimer - Assistant Secretary
  Susan Manter - Assistant Treasurer

  ---------------------- PRINCIPAL INVESTMENT ADVISOR ----------------------

  Bank of Ireland Asset Management (U.S.) Limited
  Two Greenwich Plaza
  Greenwich, Connecticut 06830

  ----------------------------- U.S. CO-ADVISOR ----------------------------

  Salomon Brothers Asset Management Inc
  Seven World Trade Center
  New York, New York 10048

  ------------------------------ ADMINISTRATOR -----------------------------

  First Data Investor Services Group, Inc.
  One Exchange Place
  Boston, Massachusetts 02109

  ------------------------------- CUSTODIANS -------------------------------

  Bank of Ireland
  Lower Baggot Street, Dublin 2, Ireland

  BankBoston
  150 Royall Street
  Canton, Massachusetts 02021

  ----------------------- SHAREHOLDER SERVICING AGENT ----------------------

  American Stock Transfer & Trust Company
  40 Wall Street
  New York, New York 10005

  ------------------------------ LEGAL COUNSEL -----------------------------

  Sullivan & Cromwell
  125 Broad Street
  New York, New York 10004

  ------------------------- INDEPENDENT ACCOUNTANTS ------------------------

  Price Waterhouse LLP
  160 Federal Street
  Boston, Massachusetts 02110

  ----------------------------- CORRESPONDENCE -----------------------------

  ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
    The Irish Investment Fund, Inc.
    c/o First Data Investor Services Group, Inc.
    One Exchange Place -- BOS665
    Boston, Massachusetts 02109
  TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
    1-800-GO-TO-IRL (1-800-468-6475)